PRINCIPAL ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2020
PRINCIPAL ACCOUNTING POLICIES
Summary of financial information of Group's VIEs

	As of December 31,
	2019	2020
	RMB	RMB
Total assets	478,635	504,043
Total liabilities	205,580	293,335

	For the year ended December 31,
	2018	2019	2020
	RMB	RMB	RMB
Total revenues	161,816	180,749	211,718
Net income (loss)	18,406	(33,419)	(85,729)

	For the year ended December 31,
	2018	2019	2020
	RMB	RMB	RMB
Net cash provided by (used in) operating activities	5,855	(24,841)	(8,700)
Net cash used in investing activities	(83,936)	(22,232)	(17,500)
Net cash provided by financing activities	157,000	25,000	—
Net increase (decrease) in cash	78,919	(22,073)	(26,200)
Cash, beginning of year	7,882	86,801	64,728
Cash, end of year	86,801	64,728	38,528

Schedule of cash and restricted cash

	2019	2020
	RMB	RMB

Cash	2,294,904	3,292,698
Restricted cash	66,169	2,258
Total cash and restricted cash	2,361,073	3,294,956

Schedule of estimated useful lives of property and equipment

Estimated useful lives
Building	20 years
Leasehold improvements	Lesser of the lease period or the estimated useful life
Electronic equipment	3 to 5 years
Furniture and fixtures	5 years
Motor vehicles	5 years
Other assets	5 years

Schedule of estimated useful lives of intangible assets

Estimated useful lives
Computer software	2 to 10 years
Acquired technology	5 to 10 years
Trade names	10 to 20 years
Customer relationships	5 years
Acquired program transmission license	6 years
Acquired training and other licenses	5 to 10 years

Schedule of assumptions used to estimate the fair value of stock options

	2018	2019	2020
Risk-free interest rate	2.41%-2.75%	1.61%-2.47%	0.22%-0.42%
Expected life (years)	4	4	4
Expected dividend yield	0%	0%	0%
Volatility	32%	35%-38%	38%-41%
Weighted average fair value per common share on date of option grant	US$73.46	US$69.46	US$67.96